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                                                                    Exhibit 99.2

                    EVANS SYSTEMS, INC. AND ITS SUBSIDIARIES

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Evans System, Inc. (the "Company") on Form 10-K for the year ended September 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Lee Ann Cooper, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/ Lee Ann Cooper
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Lee Ann Cooper
Chief Financial Officer
December 30, 2002